SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2006.

The original Form 8-K filed on August 15, 2006, as amended by Form 8-K, filed on October 24, 2006, is hereby further amended by this Form 8-K/A, to amend the Pooling and Servicing Agreement, dated as of July 1, 2006, previously filed with respect to the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-5.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-140247	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New Yorke		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On July 31, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-5, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as sponsor, and Citibank, N.A., as trustee.

On October 24, 2006, the original Form 8-K filed on August 15, 2006 was amended by a Form 8-K,  to amend the Pooling and Servicing Agreement dated as of July 1, 2006 previously filed with respect to the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-5.

Item 9.01.               Financial Statements and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits (executed copies):   The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit                                                                                                                                                                     Numbered
Number                                                                                                                                                                  Exhibit Page

10.1    Amendment No. 2, dated as of February 17, 2010 to the Pooling and Servicing Agreement, dated as of July 1, 2006, as amended on October 24, 2006, previously filed with respect to the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-5.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Mary P. Haggerty
Name: Mary P. Haggerty
Title: Vice President

Dated:  February 17, 2010

[8-K/A – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Amendment No. 2	5

EXHIBIT 1